EXHIBIT 10.24

Meridian Bank                                     Mortgage, Assignment of Leases
     Meridian Bank has merged                     And Security Agreement
     with CoreStates Bank, N.A.

I hereby certify that the address
of the Mortgagee is:
35 North Sixth Street
Reading, Pennsylvania 19601
Attention:    Quality Control - SQ0725 Dept.

 /s/Cheryl Davis
------------------------
On behalf of the Mortgagee
IF CHECKED HERE _____:
THIS IS AN OPEN-END MORTGAGE SECURING FUTURE ADVANCES UP TO A MAXIMUM PRINCIPAL AMOUNT OF $______________ PLUS ACCRUED INTEREST AND OTHER INDEBTEDNESS AS DESCRIBED IN 42 PA. C.S.A. 8143

This document prepared by:     Tammy Walters
Tax Parcel Identification No.: L11NW3C-5-3B and L11NW3C-5-3

Mortgage Amount:  $540,000.00

Date:             March 26, 1998

Mortgagee:        Meridian Bank
                  35 North Sixth Street
                  Reading, PA  19601

Mortgagor:        Rhetech, Inc.
                  ___ Individual(s)
                  ___ Husband and wife
                  ___ General partnership/joint venture     State: _____________
                  ___ Limited partnership            State:____________________
                   X  Corporation                    State:   DE

Address of        416 South  4th Street
Mortgagor:        Coopersburg, PA  18032

                  416 South 4th Street and 401 Linden Street
Address of        Coopersburg
Mortgaged         County: Lehigh
Property:         State: PA

Obligations
Secured:  Loan(s) in the aggregate principal amount of $__________ described in Loan Agreement (if any) dated __________ between____________________ and Mortgagee. Note(s) dated __________ in favor of Mortgagee in the aggregate principal amount of $ 540,000 made by Rhetech, Inc. in favor of Mortgagee. Surety dated __________ in favor of Mortgagee of the obligations of ____________________ in the aggregate principal amount of $___________.

                                    ARTICLE 1
                              OBLIGATIONS: SECURITY

         1.1 Obligations: Loan Documents. Mortgagor shall pay and perform all of the Obligations in accordance with the provisions of this Mortgage and the Loan Documents (hereafter defined). The term "Obligations" means, collectively, all of the following:

              (a) The "Liabilities" of Mortgagor or any other obligor under the Obligations Secured specifically identified above, together with all other sums now or in the future advanced or to become due under the Obligations Secured or other Loan Documents, or under any extensions, renewals, replacements or modifications of, or amendments or additions to, the Obligations Secured or other Loan Documents; whether for principal, interest, fees, charges, expenses, or other amounts owing under reimbursement or indemnification obligations under the Obligations Secured or other Loan Documents; whether such advances are voluntary or obligatory and whether such obligations presently exist or come into existence at some future time; and

              (b) The performance of all of the covenants, conditions, agreements, obligations and liabilities of Mortgagor or any other obligor or surety under (i) the Obligations Secured, this Mortgage, and any other documents referred to as "Loan Documents" in any of the Obligations Secured; (ii) any other documents or instruments evidencing or securing present or future advances made by Mortgagee to or for the benefit of Mortgagor or the Mortgaged Property or otherwise intended to be secured by this Mortgage; and (iii) all extensions, renewals, replacements or modifications of, or amendments or additions to, any of the foregoing (the items described in clauses (i), (ii) and (iii) are collectively referred to in this Mortgage as the "Loan Documents".)

         1.2 Grant of Mortgage; Mortgaged Property. For the purpose of securing payment and performance of all Obligations, Mortgagor hereby grants, conveys, bargains, sells, and mortgages unto Mortgagee all of the following whether presently in existence or to come into existence at some future time (collectively, the "Mortgaged Property"):

              (a) the parcel(s) of land situated generally at the Address of the Mortgaged Property set forth above and more fully describe in Exhibit "A" attached hereto and made a part hereof;

              (b) All buildings, structures and improvements of every kind erected on, under or over the above-described land;

              (c) All fixtures, machinery, equipment and other articles of real, personal or mixed property attached to, situated or installed in or upon, or used in the operation or maintenance of, the Mortgaged Property or any plant or business situated thereon, whether or not such real, personal or mixed property is or shall be affixed to the same, and all replacements, substitutions, accretions and proceeds of the foregoing (collectively, "Fixtures") including:

                  (i) all furnishings, furniture, and appliances; all articles of interior decoration, floor, wall and window coverings; all office, restaurant, bar, kitchen and laundry fixtures, utensils, appliances and equipment; all supplies, tools, accessories; all storm and screen windows, shutters, doors, awnings, signs, trees, and other plantings; and

                  (ii) all building service fixtures, machinery and equipment of any kind whatsoever; all lighting, heating, ventilating, air conditioning, refrigerating, sprinkling, plumbing, security, cleaning, incinerating, waste disposal, communications, alarm, fire prevention and extinguishing systems, fixtures, apparatus, machinery and equipment; all elevators, escalators, lifts, cranes, hoists and platforms; all pipes, conduits, pumps, boilers, tanks, motors, engines, furnaces and compressors; all dynamos, transformers, generators; and all parts, fittings, accessories, accessions, substitutions and replacements thereof;

              (d) All leases, licenses, occupancy agreements or agreements to lease all or any part of the Mortgaged Property and all extensions, renewals, amendments, and modifications thereof, and any options, rights of first refusal, or guarantees relating thereto (collectively, "Leases"); all rents, income, receipts, revenues, security deposits, escrow accounts, reserves, issues, profits, and payments of any kind payable under the Leases or otherwise arising from the Mortgaged Property (collectively, the "Income"); all contract rights, accounts receivable and general intangibles relating to the Mortgaged Property or the use, occupancy, maintenance, construction, repair or operation thereof; all management agreements, franchise agreements, utility agreements and deposits, building service contracts, maintenance contracts, construction contracts, architect's agreements, and plans and specifications; all warranties and guaranties; and all permits, licenses and approvals;

              (e) All estates, rights, privileges, easements, and appurtenances of any kind benefitting the Mortgaged Property; all means of access to and from the Mortgaged Property, whether public or private; all water and mineral rights; and all rights of Mortgagor as declarant under any declaration of condominium or association applicable to the Mortgaged Property; and

              (f) All "Proceeds" of any of the above-described Mortgaged Property, which term shall have the meaning given to it in the Uniform Commercial Code of the state in which the Mortgaged Property is located and shall additionally include whatever is received upon the use, lease, sale, exchange, collection, or other utilization or any disposition of any of the Mortgaged Property, voluntary or involuntary, whether cash or non-cash, including proceeds of insurance and condemnation awards, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment and inventory.

         TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee to and for the use of the Mortgagee forever.

         1.3 Security Agreement. This Mortgage is also a security agreement under the Uniform Commercial Code of the state in which the Mortgaged Property is located. Mortgagor grants, and Mortgagee shall have and may enforce, a security interest in all those property interests included in the Mortgaged Property which may be "personal property" to secure payment and performance of all Obligations. If the Mortgaged Property is located in the Commonwealth of Pennsylvania, this Mortgage is intended to be an industrial plant mortgage within the broadest interpretation of the "industrial plant mortgage doctrine" under the laws of the Commonwealth of Pennsylvania. Mortgagor shall execute, deliver, file and refile any financing statements, continuation statements, or other security agreements Mortgagee may require to confirm the lien of this Mortgage with respect to such property. Mortgagor irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such instruments.

         1.4  Assignment of Leases and Income.

              (a) This Mortgage is also an absolute assignment to Mortgagee of all Leases and Income. Mortgagor hereby assigns, transfers and sets over to Mortgagee all Leases, all income and all rights of Mortgagor to enforce the Leases and collect the income.

              (b) Mortgagor Irrevocably appoints Mortgagee the attorney-in-fact of Mortgagor to enforce the Leases and collect the income and the sole and exclusive agent of Mortgagor to agree to any modification of the Leases. This power is coupled with an interest and is therefore irrevocable . Mortgagor shall notify any person which Mortgagee may from time to time specify that the income should be paid directly to mortgagee and that any modification of the Leases must be approved by Mortgagee.

              (c) So long as Mortgagor is not in default in any respect under the Loan Documents, Mortgagor shall have a license, revocable at the will of Mortgagee, to enforce the Leases and collect the income subject to any applicable provisions contained in the Loan Documents.

              (d) All security deposits, prepaid rent permitted to be collected by Mortgagor, if any (other than prepaid rent for the next succeeding calendar month), and similar payments under any Lease shall be deposited in a separate escrow account with Mortgagee. Mortgagor shall notify Mortgagee of the identification of the escrow account. Such sums shall be disbursed only upon the prior written consent of Mortgagee except such consent shall not be required when by law or by the terms of the Lease Mortgagor is required to, and does, return such sums to the party entitled to same under the Lease.

          1.5 Open-End Mortgage. If the Mortgaged Property is located in the Commonwealth of Pennsylvania, this is an Open-End Mortgage and shall be entitled to all benefits as such under 42 Pa. C.S.A. 8143 (the "Open-End Mortgage Statute").

              (a) If (i) this Mortgage secures a line of credit or other loan facility pursuant to which advances are made from time to time by Mortgagee to Mortgagor, and (ii) Mortgagee receives written notice pursuant to Section 8143(b) of the Open-End Mortgage Statute from a holder of a lien or encumbrance on the Mortgaged Property which is subordinate to the lien of the Mortgage, then and notwithstanding any provision to the contrary contained in any Loan Document, Mortgagor agrees that Mortgagee shall not be responsible to make any further advances to Mortgagor (and Mortgagee is released from all liability for failure to make such advances) if Mortgagee determines in its sole discretion that any such advance requested by Mortgagor could be construed to be an unobligated advance under Section 8143(b) of the Open-End Mortgage Statute.

              (b) If (i) this Mortgage secures a loan facility the proceeds of which are used to provide funds to pay toward all or part of the cost of completing any erection, construction, alteration or repair of any part of the Mortgaged Property, and (ii) Mortgagee receives written notice pursuant to
Section 8143(b) of the Open-End Mortgage Statute from a holder of a mechanic's lien for labor performed or to be performed or materials furnished or to be furnished for the erection, construction, alteration or repair of any part of the Mortgaged Property, then and notwithstanding any provision to the contrary contained in any Loan Document, Mortgagor agrees that Mortgagee shall have the right to suspend (until such time as the lien is fully released) any further advances to Mortgagor (and Mortgagee is released from all liability for failure to make such advances) except advances which Mortgagee determines in its sole discretion are for the purpose of paying toward all or part of the cost of completing any erection, construction, alteration or repair of any part of the Mortgaged Property the financing of which, in whole or in part, the Mortgage was given to secure.

              (c) If Mortgagor should at any time elect to limit the Obligations secured by this Mortgage pursuant to Section 8143(c) of the Open-End Mortgage Statute, Mortgagor agrees that notice of such election shall (i) not be effective unless and until it is served upon Mortgagee in accordance with the requirements of Section 8143(d) of the Open-End Mortgage Statute and fully complies with the requirements for the giving of notices under any Loan Document; (ii) release Mortgagee from all obligation to make any further advances under the Loan Documents notwithstanding anything to the contrary contained in such notice or the Loan Documents; (iii) constitute, at the election of Mortgagee, an Event of Default under the Loan Documents; and (iv) not be effective to limit Mortgagor's liability for payment and performance of all Obligations for which Mortgagor is responsible under this Mortgage or the other Loan Documents (including all reimbursement and indemnification agreements) whether such Obligations arise prior or subsequent to the date of such notice.

         1.6 Purchase Money Mortgage. If all or any part of the Obligations secured by this Mortgage were used in whole or in part to fund the acquisition of all or any part of the Mortgaged Property, this Mortgage shall constitute a purchase money mortgage and shall be entitled to all benefits as such under applicable laws of the state in which the Mortgaged Property is located.

                                   ARTICLE II
                                  TITLE MATTERS

         2.1 Warranty of Title. Until the Obligations are fully satisfied, Mortgagor represents, warrants and covenants that:

              (a) Mortgagor has good and marketable fee simple absolute title to the Mortgaged Property subject only to those exceptions to title more particularly describe in the title commitment issued to, and accepted by, Mortgagee in connection with this transaction or described in Exhibit "B" attached hereto, (the "Permitted Encumbrances") and Mortgagor shall defend the validity, priority and enforceability of the lien of this Mortgage against the claims of all persons excepting only those claiming under Permitted Encumbrances;

              (b) Mortgagor has full power and lawful authority to subject the Mortgaged Property to the lien of this Mortgage;

              (c) The execution, delivery and performance of this Mortgage and the other Loan Documents will not contravene any Legal Requirements (hereafter defined) or any agreement, document or instrument to which Mortgagor is a party or by which Mortgagor or the Mortgaged Property is bound;

              (d) Mortgagor shall make, execute, acknowledge and deliver all such further or other deeds, documents, instruments or assurances and cause to be done all such further acts and things as may at any time be required by Mortgagee to confirm and fully protect the lien and priority of this Mortgage; and

              (e) Mortgagor shall make such payments, when due, and perform all obligations as are required under any Permitted Encumbrances affecting the Mortgaged Property.

         2.2 No Transfer. Without the prior written consent of Mortgagee in each instance, which consent may be given or withheld in Mortgagee's sole discretion, Mortgagor will abstain from, and will not cause or permit, any transfer of title to the Mortgaged Property or any part thereof, or any transfer of ownership interests in Mortgagor (if Mortgagor is a partnership, joint venture or corporation), voluntarily or by operation of law, nor shall Mortgagor enter into any agreement or transaction to do or accomplish in form or substance any of the foregoing.

         2.3 No Other Financing or Liens. Without the prior written consent of Mortgagee in each instance, which consent may be given or withheld in Mortgagee's sole discretion, Mortgagor shall not create or cause or permit to exist any lien on the Mortgaged Property whether superior to or subject to the lien of this Mortgage except the Permitted Encumbrances (if any) and such other liens or security interests as are expressly and specifically agreed to be permitted upon the Mortgaged Property by Mortgagee under the Loan Documents.

         2.4 Leases. Mortgagor represents and warrants that there are no Leases affecting the Mortgaged Property other than the Leases (if any) listed in the schedule of Leases and Income delivered by Mortgagor to Mortgagee in connection with this transaction. Mortgagor shall not enter into any Leases without the prior written consent of Mortgagee being obtained in each instance unless all of the following are satisfied; (a) Mortgagee has approved a standard form of lease and a then-current schedule of minimum rental terms for the Mortgaged Property;
(b) the Leases are in accordance with the pre-approved lease form and rent schedule without material variation; and (c) Mortgagor provides to Mortgagee copies of all executed Leases within ten (10) days after execution.

                                   ARTICLE III
                    OBLIGATIONS REGARDING MORTGAGED PROPERTY

         3.1 Legal Requirements Generally. Mortgagor represents and warrants that, to the best of Mortgagor's knowledge, the Mortgaged Property is, as of the date of this Mortgage, in compliance with Legal Requirements (hereafter defined). Mortgagor shall promptly comply with all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations, restrictions and requirements (collectively "Legal Requirements") of the United States of America, the state in which the Mortgaged Property is located and any political subdivision thereof or any town, city, county, or municipality in which the Mortgaged Property is located or any agency, department, bureau, board, commission or instrumentality of any of the foregoing now existing or hereafter created (individually, a "Government Authority" and, collectively, "Government Authorities") having jurisdiction over Mortgagor or the Mortgaged Property or the construction, use, occupancy, operation, maintenance, or improvement of the Mortgaged Property, whether foreseen or unforeseen, ordinary or extraordinary.

         3.2 Land Use Approvals. Mortgagor represent and warrants to Mortgagee that the Mortgaged Property is and shall remain one or more zoning lots separate and apart from all other premises and Mortgagor shall not, by any act or omission, impair the integrity of the Mortgaged Property as such separate zoning lot or lots. Mortgagor shall not, without the prior written consent of Mortgagee, submit or cause to be submitted to any Governmental Authority an application for zoning, subdivision or development approval affecting the Mortgaged Property if any of the following would result from such proposed zoning change, subdivision or development: (a) the separate transfer, use and ownership of the Mortgaged Property is not permitted as a matter of right under applicable Legal Requirements; (b) the use of the Mortgaged Property as of the date of this Mortgage is no longer permitted as a matter of right under applicable Legal Requirements; or (c) any portion of the Mortgaged Property is used to fulfill a Legal Requirement of other property not subject to the lien of this Mortgage.

         3.3  Environmental Matters.

              (a) Mortgagor represents and warrants that neither Mortgagor nor, to the best of its knowledge, any other person has (i) used, installed or disposed of any Hazardous Materials (hereafter defined) on, from, or affecting the Mortgaged Property except in full compliance with Applicable Environmental Laws (hereafter defined); or (ii) received any notice from any Governmental Authority with regard to Hazardous Materials on, from or affecting the Mortgaged Property.

              (b) Mortgagor shall not use the Mortgaged Property, nor allow it to be used, to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials except in full compliance with Applicable Environmental Laws. Mortgagor shall not cause or permit, as a result of any intentional or unintentional act or omission on the part of Mortgagor or any other person, a release of Hazardous Materials onto, from or affecting the Mortgaged Property or any other use, installation, or disposition of Hazardous Materials in violation of Applicable Environmental Laws. Mortgagor shall comply, and enforce compliance by all tenants and subtenants, with all Applicable Environmental Laws and shall keep the Mortgaged Property free and clear of any liens imposed pursuant to any Applicable Environmental Laws.

              (c) If Mortgagor receives any notice from any Governmental Authority with regard to Hazardous Materials on, from or affecting the Mortgaged Property, or any notice of violation of Applicable Environmental Laws, Mortgagor shall promptly notify Mortgagee. Mortgagor shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials on, from or affecting the Mortgaged Property in accordance with all Applicable Environmental Laws and to the satisfaction of Mortgagee.

              (d) The term "Applicable Environmental Laws" shall mean, without limitation, all Legal Requirements of any Governmental authority pertaining to the preservation or enhancement of the quality of the environment or regulating or restricting the use, transfer, storage or remediation of Hazardous Materials including the Comprehensive Environmental Response, Compensation, and Liability act of 1980, as amended (42 U.S.C. Section 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901 et seq.), the Pennsylvania Hazardous Sites Cleanup Act (35 P.S. 6020.101 et seq.), the New Jersey Spill Compensation and Control Act, as amended (N.J.S.A.
58:10-23.11 et seq.) and the rules, regulations adopted and publications promulgated pursuant thereto at any time. The term "Hazardous Materials" shall mean, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material containing asbestos, or any other substance or material regulated under any Applicable Environmental Laws.

         3.4 General Obligations. Until the Obligations are fully satisfied, Mortgagor shall:

              (a) Perform all maintenance, repair, restoration and rebuilding required to keep the Mortgaged Property in good repair, order and condition in full compliance with the requirements of the Loan Documents, any Leases affecting the Mortgaged Property and all Legal Requirements;

              (b) Complete any improvements to the Mortgaged Property required under the Loan Documents, any Leases affecting the Mortgaged Property, or required by any Governmental Authority or Insurer Insuring the Mortgaged Property, in a good and workmanlike manner and free of mechanics' liens;

              (c) Permit, and cause any lessee or occupant of the Mortgaged Property to permit, Mortgagee and its agents and representatives, to enter upon the Mortgaged Property at any reasonable time to appraise and photograph the Mortgaged Property and to inspect for compliance with Legal Requirements, Insurance requirements, and the Obligation of Mortgagor under this Mortgage and the other Loan Documents;

              (d) Make the books and accounts relating to the Mortgaged Property available for inspection by Mortgagee, or its representatives, upon request at any reasonable time; and

              (e) Deliver to Mortgagee within ninety (90) days after the end of each fiscal year of Mortgagor, or on a more frequent basis if requested by Mortgagee, a schedule of Leases and Income as of the end of the preceding year, an income and expense statement for the Mortgaged Property as of the end of the preceding year, and a projected Income and expense statement for the Mortgaged Property for the then-current fiscal year.

         3.5 General Restrictions. Until the Obligations are fully satisfied, Mortgagor shall not, without prior written consent of Mortgagee being obtained in each instance:

              (a) Abandon the Mortgaged Property or any portion thereof or allow the same to become vacant;

              (b) Commit or suffer waste with respect to the Mortgaged Property;

              (c) Impair or diminish the value or integrity of the Mortgaged Property or the priority or security of the lien of this Mortgage;

              (d) Remove, demolish or materially alter any of the Mortgaged Property except that Mortgagor shall have the right to remove and dispose of, free of the lien of this Mortgage, such Fixtures as may, from time to time, become worn out or obsolete, provided that, simultaneously with or prior to such removal, any such Fixtures shall be replaced with other Fixtures which shall have a value and utility at least equal to that of the replaced Fixtures and, by such removal and replacement, Mortgagor shall be deemed to have subjected such replacement Fixtures to the lien and priority of this Mortgage;

              (e) Make, install or permit to be made or installed, any additions or improvements to the Mortgaged property except in a good and workmanlike manner, free of mechanic's liens, in compliance with Legal Requirements, and in accordance with plans and specifications approved by Mortgagee; or

              (f) Make, suffer or permit any nuisance to exist on the Mortgaged Property or any portion thereof.

         3.6 Required Notices. Mortgagor shall notify Mortgagee promptly of the occurrence of any of the following:

              (a) A fire or other casualty causing damage to the Mortgaged Property,

              (b)  A  pending  or  threatened   condemnation  of  the  Mortgaged
Property,

              (c) A violation of a Legal Requirement or other notice from or to a Governmental Authority relating to the Mortgaged Property,

              (d) Receipt or giving of any notice of default or cancellation under any Lease of all or a material portion of the Mortgaged Property,

              (e) Commencement of any litigation affecting the Mortgaged
Property,

              (f) Discovery, discharge or release of any Hazardous Material for which Mortgagor is or may be responsible under any Applicable Environmental Laws;

              (g) The existence of any event or condition which presents a risk of creating material liability in Mortgagor under ERISA (Public Law 93-406, as amended); or

              (h) The occurrence of a default under, or the receipt or giving of any notice under, any Permitted Encumbrance.

                                   ARTICLE IV
                               TAXES AND INSURANCE

         4.1  Real Estate Taxes and Assessments.

              (a) Mortgagor shall pay when due and before interest or penalties commence to accrue thereon, all taxes, assessments, water and sewer rents, levies, encumbrances and all other charges or claims of any nature and kind, whether public or private, which may be assessed, levied, imposed, suffered, placed or filed at any time against the Mortgaged Property or any part thereof or which by any present or future law may have priority (either in lien or in distribution out of the proceeds of any sale) over the lien of this Mortgage (individually, an "imposition" and, collectively, "impositions").

              (b) Mortgagor shall produce to Mortgagee, not later than the last date any such imposition is due and payable without interest or penalty, official receipts evidencing payment of such imposition. If Mortgagor is not in default under this Mortgage or any Loan Document and in good faith and by appropriate legal action shall contest the validity or amount of any imposition and shall have established a reserve for the payment thereof in such form and amount as Mortgagee may require (including any interest and penalties which may be payable in connection therewith), then Mortgagor shall not be required to pay the imposition or to produce the receipts while the reserve is maintained and so long as the contest operates to prevent collection, is maintained and prosecuted with diligence, and shall not have been terminated or discontinued adversely to Mortgagor.

         4.2 Taxes on Mortgagee. If any Governmental Authority shall levy, assess or charge any tax, assessment or imposition upon this Mortgage or any other Loan Document (including any requirement to have affixed to this Mortgage any revenue, documentary or similar stamps) or upon the interest of Mortgagee in the Mortgaged Property by reason of this Mortgage or any other Loan Document, Mortgagor shall pay the same directly to such Governmental Authority as an imposition. If Mortgagor is not legally permitted to pay such imposition or to reimburse Mortgagee for amounts advanced on account of such payment, then Mortgagee may declare the entire amount of the Obligations immediately due and payable on demand.

         4.3 Corporate or Partnership Mortgagor. If Mortgagor (or any successor or grantee of Mortgagor) is a corporation or partnership, Mortgagor shall at all times until the Obligations are satisfied in full:

              (a) Keep in effect and in good standing its existence and rights as a corporation or partnership, as the case may, be under the laws of the state of its incorporation or constitution and its right to own property and transact business in the state in which the Mortgaged Property is situated; and

              (b) File returns for all federal, state and local taxes with the proper Governmental Authorities, and pay, when due and payable and before interest or penalties are due thereon, all taxes owing by Mortgagor to any Governmental Authorities.

         4.4 Insurance Coverages. Until the Obligations are fully satisfied, Mortgagor shall maintain and keep in force the following policies of insurance with respect to the Mortgaged Property:

              (a) Insurance against loss or damage to the Mortgaged Property by fire and any of the risks covered by insurance of the type commonly known as "all-risk coverage," in an amount not less than the full replacement value (evidenced by a "Replacement Cost Endorsement") of the Mortgaged Property;

              (b) During the course of any construction or repair of any improvements on the Mortgaged Property, builder's completed value risk insurance against "all risks of physical loss," including collapse and transit coverage, during construction of such improvements, in non-reporting form;

              (c) Boiler and machinery insurance (to the extent the Mortgaged Property includes items covered by such insurance), in such amounts as are reasonably satisfactory to Mortgagee;

              (d) Coverage against sprinkler leakage;

              (e) Vandalism and malicious mischief insurance;

              (f) Comprehensive public liability insurance on an "occurrence basis" against claims for personal injury including bodily injury, death or property damage occurring on or about the Mortgaged Property and the adjoining streets, sidewalks and passageways, with minimum protection to a limit of not less than $1,000,000 (or such higher amounts as are required under any other Loan Document) with respect to personal injury or death to any one or more persons or damage to property;

              (g) Worker's compensation insurance (including employer's liability insurance) for all employees of Mortgagor engaged on or with respect to the Mortgaged Property in such amount as is reasonably satisfactory to Mortgagee, or, if such limits are established by law, in such amounts;

              (h) Flood insurance, in accordance with National Flood Insurance Act of 1968, as amended by the Flood Disaster Protection Act of 1973, if any portion of the Mortgaged Property lies within a flood hazard area designated by the Department of Housing and Urban Development, Federal Insurance Administration as a "Flood Hazard Area";

              (i) Business interruption and/or rental loss coverage for a period equal to the reasonable period of time required to rebuild and restore the Mortgaged Property upon the occurrence of a substantial destruction; and

              (j) Such other insurance, and in such amounts, as may from time to time be required by Mortgagee.

         4.5 Policy Requirements. The insurance coverages required above shall be insured under policies; (a) in form satisfactory to Mortgagee; (b) issued by companies satisfactory to Mortgagee; (c) endorsed with a standard mortgagee clause in favor of the Mortgagee providing not less than thirty days' notice to Mortgagee of any cancellation or change in coverage; (d) endorsed to name Mortgagee as additional insured and, subject only to Permitted Encumbrances (if any), as loss payee; and (e) not subject to contribution or co-insurance. Certificates of Insurance, addressed to Mortgagee, evidencing such insurance coverage, may be delivered to Mortgagee in lieu of the policies therefor, but only if Mortgagor provides to Mortgagee copies of such policies. Certificates shall be delivered to Mortgagee on or before the date of this Mortgage and, thereafter, at least thirty (30) days before expiration of the existing policies. If any insurance required under this Mortgage is cancelled, expires, becomes void or voidable or otherwise becomes unsatisfactory to Mortgagee, Mortgagor shall place or cause to be placed new insurance on the Mortgaged Property reasonably satisfactory to Mortgagee. In the event of any loss, Mortgagee may make proof of loss if not made promptly by Mortgagor. Each insurance company concerned is hereby authorized and directed to make payment under such insurance including return of unearned premiums, directly to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor appoints Mortgagee, irrevocably, as Mortgagor's attorney-in-fact to endorse any draft therefor.

         4.6 Installments for Insurance, Taxes and Other Charges. Without limiting the effect of the other provisions of this Article, Mortgagor, if required by Mortgagee, shall pay to Mortgagee monthly an amount equal to one-twelfth (1/12) of the annual amount of all impositions and premiums for insurance policies required under this Article plus any additional sums necessary to pay, or establish adequate reserves for, the payment of, such premiums and impositions as and when due. The amount so paid shall be security for the premiums and impositions and shall be used in payment thereof if Mortgagor is not otherwise in default under this or any other Loan document. No amount so paid shall be deemed to be trust funds but may be commingled with general funds of Mortgagee and no interest shall be payable thereon. Upon the occurrence of an Event of Default under this Mortgage or any Loan Document, Mortgagee shall have the right, at its election, to apply any amount so held against the Obligations. At Mortgagee's option, Mortgagee from time to time may waive, and after any such waiver may reinstate, the provisions of this section requiring installment payments.

                                    ARTICLE V
                             CASUALTY; CONDEMNATION

         5.1 Casualty. If the Mortgaged Property is damaged by fire or other casualty, Mortgagor shall promptly repair and restore the same to its condition prior to the damage. If, and only for so long as, the following terms and conditions are fully satisfied by Mortgagor, Mortgagee shall release insurance proceeds for repair and restoration of the Mortgaged Property; otherwise, and to the extent of any excess proceeds, Mortgagee shall have the right to apply the proceeds toward reduction of the Obligations;

              (a) No default under this or any other Loan Document shall have occurred and be continuing uncured;

              (b) Mortgagor shall have delivered evidence satisfactory to Mortgagee that the Mortgaged Property can be fully repaired and restored within a period of time during which all payments coming due under the Obligations are fully covered by the proceeds of business interruption or rental loss insurance applicable to the loss or damage to the Mortgaged Property;

              (c) No holder of a Permitted Encumbrance has a right to apply insurance proceeds to the obligations secured by such Permitted Encumbrance or, if it does, the holder has waived in writing its right to do so;

              (d) No lease is cancellable by the lessee on account of the casualty or, if it is, the lessee has waived in writing its right to cancel;

              (e) The work is performed by a reputable general contractor satisfactory to Mortgagee under a fixed price or guaranteed maximum price contract satisfactory to Mortgagee, in accordance with plans and specifications satisfactory to Mortgagee and in compliance with all Legal Requirements, and no work shall commence until waivers of mechanics' liens have been filed by the general contractor and all those claiming by, through, or under the general contractor;

              (f) Mortgagor shall have deposited with Mortgagee for disbursement in connection with the restoration the greater of (i) the applicable deductible under the insurance policies covering the loss; or (ii) the amount by which the cost of restoration is estimated by Mortgagee to exceed the insurance proceeds available for restoration;

              (g) The insurance proceeds are held by Mortgagee (or an escrowee satisfactory to Mortgagee) in trust, to be disbursed periodically as the work progresses in amounts not exceeding 90% of the value of labor and materials incorporated into the restoration. The remaining 10% will be released upon final completion of the work in accordance with the aforesaid plans and specifications, and upon a receipt of a release of liens from all contractors and subcontractors engaged in the restoration; and

              (h) Mortgagor has paid as and when due all of Mortgagee's costs and expenses incurred in connection with the collection of insurance proceeds, approval of plans, charges of Mortgagee's inspection representative and such reasonable fee as may be charged by Mortgagee to monitor the restoration and disburse the insurance proceeds.

         5.2  Condemnation.

              (a) In the event of any  condemnation or taking of any part of the
Mortgaged Property by eminent domain, alteration of the grade of any street, or other injury to or decrease in the value of the Mortgaged Property by any public or quasi-public authority or corporation, all proceeds (that is, the award or agreed compensation for the damages sustained) allocable to Mortgagor, after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit) including attorney's fees incurred by Mortgagee in connection with the collection of such proceeds, shall be paid to Mortgagee and applied, at Mortgagee's election, (i) toward restoration of the Mortgaged Property (in which case the terms and conditions applicable to restoration in the case of casualty shall apply); or (ii) to the Obligations. No settlement for damages sustained shall be made by Mortgagor without Mortgagee's prior written approval.

              (b) If prior to the receipt of the proceeds by Mortgagee, the Mortgaged Property shall have been sold on foreclosure of this Mortgage, Mortgagee shall have the right to receive the proceeds to the extent of:

                  (i) the full amount of all such proceeds if Mortgagee is the successful purchaser at the foreclosure sale, or

                  (ii) if anyone other than Mortgagee is the successful purchaser at the foreclosure sale, in addition to the net sale proceeds to be received by Mortgagee in connection with the sale, any deficiency (as hereinafter defined) due to Mortgagee in connection with the foreclosure sale, with legal interest thereon, and reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with collection of such proceeds of condemnation and the establishment of such deficiency. For purposes of this section, the word "deficiency" shall be deemed to mean the difference between (A) the net sale proceeds actually received by Mortgagee as a result of such foreclosure sale less any costs and expenses incurred by Mortgagee in connection with enforcement of its rights under the Loan Documents, and (B) the aggregate amount of all sums which Mortgagee is entitled to collect under the Loan Documents.

              (c)  Mortgagee   shall  have  the  right  to  prosecute  to  final
determination, or settlement, an appeal or other appropriate proceedings in the name of Mortgagee or Mortgagor, for which Mortgagee will then be appointed as attorney-in-fact for Mortgagor, which appointment, being for security, is irrevocable. In that event, the expenses of the proceedings, including reasonable counsel fees, shall be paid first out of the proceeds, and only the excess, if any, paid to Mortgagee shall be applied to the Obligations.

              (d) Nothing herein shall limit the rights otherwise available to Mortgagee, at law or in equity, including the right to intervene as a party to any condemnation proceeding.

                                   ARTICLE VI
                               DEFAULTS; REMEDIES

         6.1 Right to Make Advances. If Mortgagor should fail to pay or perform any of its Obligations with respect to the Mortgaged Property as required under
Article III and Article IV of this Mortgage, or otherwise fails to pay or perform any of its other Obligations under this or any other Loan Document, then Mortgagee, at its election, shall have the right, but not the obligation, to made any payment or expenditure and to take any action which Mortgagor should have made or taken or which Mortgagee deems advisable to protect the security of this Mortgage or the Mortgaged Property. Such action shall be without prejudice to any of Mortgagee's rights or remedies available under this Mortgage or the other Loan Documents or otherwise at law or in equity. All such sums, as well as costs and expenses, advanced by Mortgagee shall be due immediately from Mortgagor to Mortgagee, shall become part of the Obligations secured by this Mortgage and the other Loan Documents, and shall bear interest at the applicable rate provided in the Loan Documents in effect after maturity or default (the "Default Rate") until repayment in full to Mortgagee.

         6.2 Events of Default. The occurrence of any one or more of the following events shall, at the election of Mortgagee, constitute an Event of Default under this Mortgage:

              (a) Any Event of Default under any other Loan Document;

              (b) Failure to pay any sum required to be paid under this Mortgage as and when due;

              (c) Any breach of warranty or other violation of any provision contained in Article II of this Mortgage;

              (d) The commencement by Mortgagor of any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any state or federal bankruptcy or insolvency law or any dissolution or liquidation proceeding;

              (e) Any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any state or federal bankruptcy or insolvency law, or any dissolution or liquidation proceeding, involuntarily commenced against or in respect of Mortgagor, or an order for relief entered in such proceeding and not dismissed within the period of time, if any, expressly permitted by Mortgagee under the Loan Documents; or

              (f)  Nonperformance   of,  or  noncompliance   with,  any  of  the
agreements, covenants, conditions, warranties, representations or other provisions contained in this Mortgage (if and only to the extent not included in any of the occurrences listed above), which nonperformance or noncompliance is not cured and remedied within fifteen (15) days after notice thereof is given to Mortgagor.

         6.3 Remedies; Execution. Upon the occurrence of an Event of Default, Mortgagee shall have the right to accelerate all Obligations (including interest thereon at the Default Rate) pursuant to the terms of the Loan Documents and to enforce its rights under this Mortgage and the other Loan Documents by exercising such remedies as are available to Mortgagee under applicable law, either by suit in equity or action at law, or both, whether for specific performance of any provision contained in this Mortgage or any of the other Loan Documents or in aid of the exercise or any power granted in this Mortgage or the other Loan Documents.

              (a) Mortgagee shall have the right to obtain judgment for the Obligations (including all amounts advanced or to be advanced by Mortgagee under
Section 6.1 above, all costs and expenses of collection and suit, including any bankruptcy or insolvency proceeding affecting Mortgagor, and reasonable attorneys' fees incurred in connection with any of the foregoing) together with interest on such judgment at the Default Rate until payment in full is received by Mortgagee and Mortgagee shall have the right to obtain execution upon the Mortgaged Property on account of such judgment.

              (b) Mortgagee shall have the right to institute an action of mortgage foreclosure against the Mortgaged Property or take such other action for realization on the security intended to be provided under Article I of this Mortgage as applicable law or the provisions of the Loan Documents may allow.

         6.4 Remedies; Collection of Income. Mortgagee may, with or without entering into possession of the Mortgaged Property, and with or without legal action, collect all income (which term shall also include amounts determined by Mortgagee as fair rental value for use and occupation of the Mortgaged Property by any person, including Mortgagor) and, after deducting all costs of collection and administration expense, apply the net income to the Obligations or any or all of the following in such order and amounts as Mortgagee, in Mortgagee's sole discretion, may elect: the payment of any sums due, or accumulation of necessary reserves for, payment of all costs and expenses arising from or incurred in connection with (a) the preservation and protection of the validity and priority of the lien of this Mortgage; (b) the preservation and protection of the Mortgaged Property; (c) compliance with Legal Requirements; or (d) fulfilling any Obligations of Mortgagor under the Permitted Encumbrances, the Leases, this Mortgage or the Loan Documents.

         6.5 Remedies; Possession. Mortgagee may, with or without legal action, take possession and control of the Mortgaged Property to the exclusion of Mortgagor and all others excepting only those claiming under Permitted Encumbrances. Mortgagee shall have the authority while so in possession to insure (at Mortgagor's expense) against all risks by reason of having taken such possession and Mortgagor will transfer and deliver to the Mortgagee all policies of insurance upon the Mortgaged Property not theretofore transferred and delivered to Mortgagee. FOR THE PURPOSE OF OBTAINING POSSESSION OF THE MORTGAGED PROPERTY UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED OR ELSEWHERE AS ATTORNEY FOR MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, TO SIGN AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION IN EJECTMENT FOR POSSESSION OF THE MORTGAGED PROPERTY AND TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MORTGAGOR, AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR IN FAVOR OF MORTGAGEE FOR RECOVERY BY MORTGAGEE OF POSSESSION THEREOF, FOR WHICH THIS MORTGAGE, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE MORTGAGED PROPERTY, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED IT SHALL BE DISCONTINUED, OR POSSESSION OF THE MORTGAGED PROPERTY SHALL REMAIN IN OR BE RESTORED TO MORTGAGOR, MORTGAGEE SHALL HAVE THE RIGHT FOR THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO BRING ONE OR MORE FURTHER AMICABLE ACTIONS AS ABOVE PROVIDED TO RECOVER POSSESSION OF THE MORTGAGED PROPERTY. MORTGAGEE MAY BRING AN AMICABLE ACTION IN EJECTMENT BEFORE OR AFTER THE INSTITUTION OF PROCEEDINGS TO FORECLOSE THIS MORTGAGE OR TO ENFORCE ANY LOAN DOCUMENT, OR AFTER ENTRY OF JUDGMENT THEREON OR ON ANY LOAN DOCUMENT, OR AFTER A SHERIFF'S SALE OF THE MORTGAGED PROPERTY IN WHICH MORTGAGEE IS THE SUCCESSFUL BIDDER, IT BEING THE UNDERSTANDING OF THE PARTIES THAT THE AUTHORIZATION TO PURSUE SUCH PROCEEDINGS FOR OBTAINING POSSESSION IS AN ESSENTIAL PART OF THE REMEDIES FOR ENFORCEMENT OF THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS, AND SHALL SURVIVE ANY EXECUTION SALE TO MORTGAGEE.

         BY AGREEING THAT MORTGAGEE MAY CONFESS JUDGMENT HEREUNDER MORTGAGOR, FOR ITSELF AND ANY OTHER PERSONS OR ENTITIES NOW OR HEREAFTER IN POSSESSION OF ALL OR ANY PART OF THE MORTGAGED PROPERTY, WAIVES THE RIGHT TO NOTICE IN A PRIOR JUDICIAL PROCEEDING TO DETERMINE THEIR RIGHTS AND LIABILITIES AND THE OPPORTUNITY TO RAISE ANY DEFENSE, SET OFF, COUNTERCLAIM OR OTHER CLAIM AGAINST SUCH ACTION BY MORTGAGEE.

         6.6 Remedies; Repossession. Mortgagee shall have the right to take possession of any portion of the Mortgaged Property constituting fixtures or personal property subject to the Uniform Commercial Code of the state in which the Mortgaged Property is located, and any records pertaining thereto. Mortgagee shall have the right to use, operate, manage, lease or otherwise control the Mortgaged Property in any lawful manner and, in its sole discretion but without any obligation to do so, insure, maintain, repair, renovate, alter or remove such Mortgaged Property; use, in connection with any assembly, use or disposition of such Mortgaged Property any trade mark, trade name, trade style, copyright, brand, patent right or technical process used or utilized by Mortgagor; sell or otherwise dispose of all or any of such Mortgaged Property at any public or private sale at any time or times without advertisement or demand upon or notice to Mortgagor, all of which are expressly waived to the extent permitted by law, with the right of Mortgagee or its nominee to become purchaser at any sale (unless prohibited by statute) free from any equity of redemption and from all other claims, and after deducting all legal and other expenses for maintaining or selling such Mortgaged Property, and all attorneys' fees, legal or other expenses for collection, sale and delivery, apply the remaining proceeds of any sale to pay (or hold as a reserve against) the Obligations and exercise all rights and remedies of a secured party under the Uniform Commercial Code of the state in which the Mortgaged Property is located or any other applicable law.

         6.7 Remedies; Actions Prior to Acceleration. Mortgagee shall have the right, from time to time, to bring an appropriate action or actions to recover any sums required to be paid by Mortgagor under the terms of this Mortgage, as they become due, without regard to whether or not the Obligations shall be due and payable in full, and without prejudice to the right of Mortgagee thereafter to bring an action of mortgage foreclosure, or any other action, for any default by Mortgagor existing at the time the earlier action was commenced.

         6.8 No Marshalling. Any of the Mortgaged Property sold pursuant to any writ of execution issued on a judgment obtained on the Obligations or pursuant to any other judicial proceeding relating to the Loan Documents or this Mortgage, may be sold in one parcel, as an entirety, or in such parcels, and in such manner or order as Mortgagee, in its sole discretion, may elect.

         6.9  Rights and Remedies Cumulative.

              (a) All rights and remedies of Mortgagee as provided in this Mortgage and the other Loan Documents shall be cumulative and concurrent, may be pursued separately, successively or together against Mortgagor or the Mortgaged Property, or both, at the sole discretion of Mortgagee and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

              (b) Any failure by Mortgagee to insist upon strict performance by Mortgagor of any of the terms and provisions of this Mortgage or the other Loan Documents shall not be deemed to be a waiver of any of the terms or provisions of this Mortgage or the other Loan Documents and Mortgagee shall have the right thereafter to insist upon strict performance by Mortgagor of any and all of them.


                                   ARTICLE VII
                                  MISCELLANEOUS

         7.1 Costs, Fees and Expenses. If the Mortgagee becomes a party to any suit or proceeding affecting the Mortgaged Property, title thereto, the lien created by this Mortgage or Mortgagee's interest therein, or in the event of the commencement of any bankruptcy or insolvency proceedings involving Mortgagor, or if Mortgagee engages counsel to collect or to enforce performance of the Obligations, Mortgagee's reasonable counsel fees, and all other costs and expenses paid or incurred by Mortgagee, including reasonable fees of appraisers, accountants, consultants, and other professionals, costs of title and lien searches, and environmental assessments, investigations, and other environmental costs and expenses, whether or not suit is instituted, shall be paid to Mortgagee, on demand, with interest at the Default Rate and until paid they shall be deemed to be part of the Obligations secured by this Mortgage.

         7.2 Indemnity. Mortgagor shall indemnify, defend and hold Mortgagee harmless from and against any claims, expenses, demands, losses, costs, fines or liabilities of any kind (including those involving death, personal injury or property damage and including reasonable attorneys' fees and costs) arising from or in any way related to the failure of Mortgagor to comply with, or the failure of the Mortgaged Property to be kept in compliance with, the Legal Requirements, Applicable Environmental laws, the Leases and the Permitted Encumbrances. The Indemnification of Mortgagor under this section shall survive the release or termination of this Mortgage and shall remain effective notwithstanding any foreclosure of this Mortgage or other execution against the Mortgaged Property or acceptance of a deed in lieu of foreclosure. The indemnification agreement of Mortgagor under this section is specifically excepted from any limitation of liability provision contained in this or any other Loan Document.

         7.3 Declaration of No Set-Off. Within ten (10) days after requested to do so by Mortgagee, Mortgagor shall certify to Mortgagee or to any proposed assignee of this Mortgage or participant in the Obligations in a writing duly acknowledged, the amount of principal, interest and other charges then owing on the Obligations secured by this Mortgage and whether there are set-offs or defenses against them.

         7.4 Communications. All notices required under this Mortgage shall be in writing and shall be delivered in accordance with the applicable provisions contained in the Obligations Secured. If the Obligations Secured do not contain any applicable provisions for the giving of notices, then notices under this Mortgage shall be in writing and shall be given by either (a) hand-delivery; (b) first class mail (postage prepaid); (c) reliable overnight commercial courier (charges prepaid); or (d) telecopy or other means of electronic transmission, if confirmed promptly by any of the methods specified in clauses (a), (b) and (c) of this sentence to the parties at their respective addresses set forth at the beginning of this Mortgage. A party may change its address by giving written notice to the other party as specified herein.

         7.5 Covenant Running with the Land. Any act or agreement specified herein to be done or performed by Mortgagor shall be construed as a covenant running with the land and shall be binding upon Mortgagor and its successors and assigns as if each had personally made such agreement.

         7.6 Amendment. Any amendment, modification, consent or waiver which may be hereafter requested by Mortgagor or otherwise required must be in writing and signed by both Mortgagor and Mortgagee. Mortgagor shall promptly pay ( or reimburse, as Mortgagee may elect) all costs and expenses which Mortgagee may incur in connection with any amendment, modification, consent or waiver, including the fees and reimbursements of professional advisors and consultants to Mortgagee (including legal counsel), title information and premiums, recording costs and appraisal fees (including any reappraisal deemed necessary by Mortgagee).

         7.7 Applicable Law. This Mortgage shall be governed by and construed in accordance with the law of the state chosen by the parties under the applicable provision contained in the Obligations Secured except to the extent that rights, remedies and warrants of attorney which relate to realizing upon the security covered by this Mortgage are governed by the laws of the state in which the Mortgaged Property is located. Whenever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such prohibition and invalidity without invalidating the remaining provisions of this Mortgage. Nothing contained in this Mortgage or in any other Loan Document shall require Mortgagor to pay, or Mortgagee to accept, interest in an amount which would subject Mortgagee to penalty under applicable law.

         7.8 Construction. Whenever used in this Mortgage, unless the context clearly indicates a contrary intent:

              (a) The word "Mortgagor" shall mean the persons who execute this Mortgage and any subsequent fee owner of the Mortgaged Property and their respective heirs, executors, administrators, personal representatives, successors, and assigns;

              (b) The word "Mortgagee" shall mean, collectively, all of the entities listed as Mortgagee hereinabove or any subsequent holder of this Mortgage or participant in the Loan;

              (c)  The  word  "person"  shall  mean   individual,   corporation,
partnership or unincorporated association;

              (d) The use of any gender shall include all genders;

              (e) The singular number shall include the plural and the plural the singular as the context may require;

              (f) The word "including" shall mean "including but not limited to" or "including without limitation" as the context may require.

         7.9 Liability. If Mortgagor, or any successor or grantee of Mortgagor, shall be more than one person, all Obligations of Mortgagor under this Mortgage shall be joint and several and shall bind and affect all persons who are defined as "Mortgagor" as fully as though all of them were specifically named herein wherever the word "Mortgagor" is used. Any Mortgagor who signs this Mortgage but does not sign the Obligations Secured: (a) is signing this Mortgage to mortgage, grant and convey that Mortgagor's interest in the Mortgaged Property to Mortgagee under the terms of this Mortgage, (b) is not personally obligated to pay the principal sum evidenced by the Obligations Secured (but is obligated to reimburse Mortgagee with interest at the Default Rate for advances made by the Mortgagee to protect the security of this Mortgage arising from or related to the failure of Mortgagor to pay or perform its obligations with respect to the Mortgaged Property under this Mortgage), and (c) agrees that Mortgagee and any obligor may agree to extend, modify, forbear or make any other accommodations with regard to the terms of this Mortgage or the Obligations Secured without Mortgagor's consent.

         7.10 Headings. The headings of sections have been included in this Mortgage for convenience of reference only and shall not be considered in interpreting this Mortgage.

         7.11 Severability. If any provision of this Mortgage shall be held for any reason to be invalid, illegal or unenforceable, such impairment shall not affect any other provision of this Mortgage.

         7.12 Incorporation by References. The legal description of the Mortgaged Property attached as Exhibit "A", the list of Permitted Encumbrances (if any) attached as Exhibit "B", and any Rider(s) executed by Mortgagor and attached to this Mortgage are incorporated into this Mortgage by this reference.

         7.13 Receipt of Copy. Mortgagor acknowledges receipt of conformed copies of the Obligations Secured and this Mortgage.

 IN WITNESS WHEREOF, Mortgagor, intending to be legally bound hereby, has duly executed this Mortgage, under seal, as of the day and year first above written.

Meridian Bank has merged
with CoreStates Bank, N.A,

MORTGAGOR (If individuals, partnership, etc.,)   MORTGAGOR (If corporation)

                                                   Rhetech, Inc.
------------------------------                  -------------------------------
Business Name, if any                            Corporate Name


                                                 By:  /s/Charles D. Brown
------------------------------                  -------------------------------
                                                    Title:  Charles D. Brown,
                                                            President/CEO

                                                 By:  /s/Joseph A. Yurgosky
------------------------------                  -------------------------------
                                                    Title:  Joseph A. Yurgosky,
                                                            Secretary

                                                 Attest:
------------------------------                  -------------------------------
                                                    Title:


                                                  (Affix Corporate Seal)
------------------------------


                                                 Witness:
------------------------------                  -------------------------------

                            CORPORATE ACKNOWLEDGMENT

STATE OF PENNSYLVANIA       :
                            :       ss.
COUNTY OF LEHIGH            :

         On this the 26th day of MARCH, 1998 before me, a Notary Public in and for said County and State, personally appeared CHARLES D. BROWN, known to me (or satisfactorily proven) to be the PRESIDENT and CHIEF EXECUTIVE OFFICER (C.E.O.) of RHETECH, INC., a Delaware Corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the Corporation by himself as such officer. WITNESS my hand and notarial seal the day and year aforesaid.

  /s/Robin L. Cunconan-Lahr                My Commission Expires: March 12, 2001
-------------------------------
Notary Public


     NOTARIAL SEAL


                            CORPORATE ACKNOWLEDGMENT

STATE OF PENNSYLVANIA       :
                            :       ss.
COUNTY OF LEHIGH            :

         On this the 26th day of MARCH, 1998 before me, a Notary Public in and for said County and State, personally appeared JOSEPH A. YURGOSKY, known to me (or satisfactorily proven) to be the Secretary of RHETECH, INC., a Delaware Corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the Corporation by himself as such officer.
WITNESS my hand and notarial seal the day and year aforesaid.

  /s/Robin L. Cunconan-Lahr                My Commission Expires: March 12, 2001
-------------------------------
Notary Public


     NOTARIAL SEAL

                                   EXHIBIT "A"
                     LEGAL DESCRIPTION OF MORGAGED PROPERTY

PARCEL A
--------
         All that certain tract of land and the improvements thereon located on the south side of Cherry Street, west of South Fourth Street, in the Borough of Coopersburg, Lehigh County, Commonwealth of Pennsylvania, known as 416 South Fourth Street and designated Lot 1 on the Subdivision Plan of property of John
J. Horvath, recorded in Minor Subdivision Map Book 2, Page 223, being bounded and described, in accordance with a survey (#17194) by Bascom & Sieger, as follows, to wit:
         Beginning at an iron pipe (set) on the southerly property line of Cherry Street, apparently in line with the westerly property of South Fourth Street extended southward,
         Thence, along the westerly and northerly property lines of Lot 4 of said subdivision:
         (1) S 17 degrees  20' 00" W, 340.00 feet to an iron pipe, and
         (2) N 61  degrees  28' 50" W,  452.19  feet to an iron pipe,
         Thence, along the easterly property line of land now or late of John F. Bliss, the following two courses and distances:
         (1) N 41 degrees 31' 15" E, 55.48 feet to a drill hole in the base of a sanitary sewer manhole, and
         (2) N 11 degrees 06' 30" E, 202.86 feet to an iron pipe (set),
         Thence, along the southerly property line of Cherry Street, S 72 degrees 40' 00" E, 502.87 feet to the place of beginning.
         Containing 2.9481 Acres.
         Subject to easements shown on recorded plan.

BEING THE SAME PREMISES which Lehigh County Industrial Development Authority, a body corporate and politic, by its Deed dated December 18, 1997, and recorded in the Office of the Recorder of Deeds in and for Lehigh County, in Deed Book Volume 1602, Page 1040 granted and conveyed unto Rhetech, Inc., a Delaware corporation, Grantor herein.

PARCEL B
--------
         All that certain tract of land and the improvements thereon located on the south side of Cherry Street, at the extension of South Fourth Street, in the Borough of Coopersburg, Lehigh County, Commonwealth of Pennsylvania, designated Lot 4 on the Subdivision Plan of property of John J. Horvath, recorded in Minor Subdivision Map Book 2, Page 223, being bounded and described, in accordance with a survey (#17194) by Bascom & Sieger, as follows, to wit:
         Beginning at an iron pipe (set) on the southerly property line of Cherry Street, apparently in line with the westerly property of South Fourth Street extended southward,
         Thence, along the southerly property line of Cherry Street, S 72 degrees 40' 00" E, 60.00 feet to an iron pipe (set),
         Thence, along the westerly property line of land now or late of Fred W. Derby, the following two courses and distances:
         (1)  S 17 degrees 20'  00" W, 341.62 feet to an iron pipe (set), and,
         (2)  S 43 degrees 57'  10" W, 342.39 feet to an iron pipe,
         Thence, along the northwesterly property lines of land now or late of Valley Manor Nursing and Convalescence Center Inc. and of land now or late of Harold Dieterly, S 65 degrees 23' 30" W, 470.29 feet to an iron pipe (set),
         Thence, along the northeasterly property line of the latter and of land now or late of Edna W. Cooper, passing through an "T" iron at 244.51 feet, N 38 degrees 28' 40" W, 495.05 feet to an iron pipe,
         Thence, along the southeasterly property lines of land now or late of Perry Howard Ruth and of land now or late of Leonard R. Reinhard Sr., N 55 degrees 29' 40" E, 149.98 feet to a point in Saucon Creek, 11.81 feet from an iron pipe (set on line),
         Thence,  along the southerly property line of land now or late of Donna
M. Sandy, N 77 degrees 18' 45" E, 273.68 feet to a drill hole (set) in the base of sanitary sewer manhole,
         Thence, along the southeasterly property line of the same and of land now or late of John F. Bliss, N 41 degrees, 31' 15" E, 220.6 feet to an iron pipe,
         Thence, along the southerly and easterly property lines of Lot 1 of said subdivision:
         (1) S 61 degrees  28' 50" E, 452.19 feet to an iron pipe,  and
         (2) N 17 degrees 20' 00" E, 340.00 feet to the place of beginning. Containing 8.5758 Acres.
         Subject to easements shown on recorded plan.

BEING THE SAME PREMISES which John J. Horvath and Shriley E. Horvath, husband and wife, and Wendell F. Horvath and Stella R. Horvath, husband and wife, by its Deed dated March 16, 1998, and recorded in the Office of the Recorder of Deeds in and for Lehigh County, in Deed Book Volume 1602, Page 1037 granted and conveyed unto Rhetech, Inc., a Delaware corporation, Grantor herein.